SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 2000
                                                           ------------



                              GERALD STEVENS, INC.
             (Exact name of registrant as specified in its charter)



              Florida                 0-05531                   65-0971499
         ----------------      ----------------------           ----------
         (State or other          (Commission File             (IRS Employer
         jurisdiction of               Number)              Identification No.)
          incorporation)



     301 East Las Olas Boulevard, Suite 300, Fort Lauderdale, Florida 33301
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/713-5000

Item 5.  Other Events.
         ------------

         We are filing this Report solely for the purpose of filing the press release, dated May 22, 2000, included as an exhibit to this Report, relating to the outlook for our fiscal quarter ending May 31, 2000.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.                        Description
         -----------                        -----------
         99.1                               Press Release dated May 22, 2000


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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                   GERALD STEVENS, INC.
                                                  ---------------------
                                                       (Registrant)



                                                  By /s/ ALBERT J. DETZ
                                                     --------------------
                                                     Albert J. Detz
                                                     Senior Vice President and
                                                     Chief Financial Officer
Dated: May 24, 2000





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



                              GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index


Exhibit No.               Description
-----------               -----------

99.1                      Press Release dated May 22, 2000














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